Careview Communications, Inc. 8-K

Exhibit 10.37

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, DISTRIBUTED, TRANSFERRED OR OTHERWISE DISPOSED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Date of Issuance: May 15, 2019	Number of Shares: 250,000
(subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK OF

CAREVIEW COMMUNICATIONS, INC.

CareView Communications, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that Dr. James R. Higgins, or his registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth herein, to purchase from the Company, at any time after the date hereof and on or before May 15, 2029 (the “Expiration Date”), up to Two Hundred Fifty Thousand (250,000) shares, as adjusted from time to time pursuant to the provisions of this Warrant (this “Warrant”), of common stock of the Company, par value $0.001 (“Common Stock”), at an exercise price equal to $0.03. The securities issuable upon exercise of this Warrant and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Stock” and the “Exercise Price,” respectively.

This Warrant is issued in connection with the Registered Holder’s Tranche Three Loan (as defined in the Credit Agreement) to CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), made as of May 15, 2019, pursuant to that certain Credit Agreement dated as of June 26, 2015, as amended, including by that certain Fifth Amendment to Credit Agreement, dated as of May 15, 2019 (as amended, the “Credit Agreement”), by and among the Company, the Borrower, PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), a Delaware limited liability company (as the Initial Lender and as Agent (each as defined in the Credit Agreement)) and Steven G. Johnson and the Registered Holder, individually (each, as a Tranche Three Lender (as defined in the Credit Agreement)).

1.	EXERCISE OF WARRANT

Section 1.1 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised by the Registered Holder, in whole or in part, at any time or from time to time, on or before the Expiration Date by (a) surrender of this Warrant at the principal office of the Company, or such other office or agency as the Company may designate, together with the form of Notice of Exercise attached hereto as Exhibit A (the “Notice of Exercise”) duly executed by the Registered Holder or by such Registered Holder’s duly authorized attorney, and (b) payment in full of the aggregate Exercise Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise (the “Purchase Price”), unless the Registered Holder elects a net issue exercise in accordance with Section 1.2. The Purchase Price may be paid by cash, check or wire transfer of immediately available funds to the Company.

Section 1.2 Net Issue Exercise.

(a)       In lieu of exercising this Warrant in the manner provided in Section 1.1, the Registered Holder may elect to receive shares of Warrant Stock equal to the value of this Warrant (or the portion thereof being exercised and canceled) by surrender of this Warrant at the principal office of the Company, or such other office or agency as the Company may designate, together with the Notice of Exercise duly executed by the Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

Where	X =	The number of shares of Warrant Stock to be issued to the Registered Holder.
	Y =	The number of shares of Warrant Stock being purchased under this Warrant pursuant to the Notice of Exercise (as adjusted to the date of such calculation).
	A =	The Fair Market Value of one share of Warrant Stock (as adjusted to the date of such calculation).
	B =	The Exercise Price (as adjusted to the date of such calculation).

All references herein to an “exercise” of the Warrant in this Warrant shall include an exchange pursuant to this Section 1.2.

(b)       For purposes of this Warrant, the term “Fair Market Value” of a share of Warrant Stock as of a particular date shall mean:

(i)       If the Common Stock is traded on a securities exchange or Nasdaq, the Fair Market Value shall be deemed to be the average of the closing prices thereof on such exchange or market over the five trading days ending immediately prior to (but not including) the applicable date of valuation;

(ii)       If the Common Stock is actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to (but not including) the applicable date of valuation;

(iii)       If there is no active public market for the Common Stock but there is an active public market for a class or series of capital stock of the Company into which the Common Stock is convertible, then if such class or series of capital stock is:

(A)       traded on a securities exchange or Nasdaq, the Fair Market Value shall be deemed to be the average of the closing prices of a share of such class or series of capital stock of the Company on such exchange or market over the five trading days ending immediately prior to (but not including) the applicable date of valuation multiplied by the number of shares of such class or series of capital stock into which one share of the Common Stock is convertible, or

(B)       actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices for a share of such class or series of capital stock of the Company over the 30-day period ending immediately prior to (but not including) the applicable date of valuation multiplied by the number of shares of such class or series of capital stock into which one share of the Common Stock is convertible; or

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(iv)       If there is no active public market for the Common Stock or any other class or series of capital stock of the Company into which the Common Stock is convertible, the Fair Market Value shall be the highest price which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as reasonably determined in good faith by the Board of Directors.

Section 1.3 Effective Time of Exercise. The exercise of this Warrant in whole or in part shall be deemed to have been effected immediately prior to the close of business on the day on which a Notice of Exercise with respect to this Warrant shall have been surrendered to the Company as provided in Section 1.1 or Section 1.2 above, as applicable. The person entitled to receive shares of Warrant Stock issuable upon exercise of this Warrant in whole or in part shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Registered Holder is deemed to have exercised this Warrant.

Section 1.4 Stock Certificates; Fractional Shares; Partial Exercise.

(a)       As soon as practicable on or after the date of exercise determined in accordance with Section 1.3, the Company shall issue the number of shares of Warrant Stock to which the Registered Holder is entitled upon the exercise. On or before the first business day following the date of any exercise of this Warrant, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Notice of Exercise to the Registered Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the second business day following the date of any exercise of this Warrant, the Company shall (A) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Registered Holder, credit the aggregate number of shares of Warrant Stock to which the Registered Holder is entitled pursuant to such exercise to the Registered Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system, or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver by overnight courier to the address as specified in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Registered Holder or its designee, for the number of shares of Warrant Stock to which the Registered Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Stock via DTC, if any. Any certificates so delivered shall be in such denominations as may be requested by the Registered Holder and shall be registered in the name of the Registered Holder or such other name as shall be designated by the Registered Holder, as specified in the Notice of Exercise.

(b)       No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant. In lieu of any fraction shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock on the date of exercise determined in accordance with Section 1.3.

(c)       In case of any partial exercise of this Warrant, the Company shall cancel this Warrant and shall execute and deliver a new warrant or warrants (dated the date hereof) of like terms and with the same date, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in this Section 1 (without giving effect to any adjustment thereof).

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2.	ADJUSTMENT OF NUMBER OF SHARES AND EXERCISE PRICE

The number of shares of Warrant Stock issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as follows:

Section 2.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. If all or any portion of the outstanding shares of the Common Stock shall be subdivided into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced. If all or any portion of the outstanding shares of the Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (a) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (b) the Exercise Price in effect immediately after such adjustment.

Section 2.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to all or any portion of the outstanding shares of the Common Stock payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Registered Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which the Registered Holder would have been entitled upon such date if the Registered Holder had exercised this Warrant on the date thereof and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 2.

Section 2.3 Reclassification. If the Company, by reclassification of securities or otherwise, shall change the Common Stock into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 2. No adjustment shall be made pursuant to this Section 2.3 upon any conversion or redemption of Common Stock which is the subject of Section 2.5.

Section 2.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), any Acquisition or any other merger or consolidation of the Company with or into another organization, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such transaction, lawful provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the applicable Purchase Price, the number of shares of stock or other securities or property of the successor organization resulting from such transaction that a holder of the securities deliverable upon exercise of this Warrant would have been entitled to receive in such transaction if this Warrant had been exercised immediately before such transaction, all subject to further adjustment as provided in this Section 2. The foregoing provisions of this Section 2.4 shall similarly apply to successive acquisitions, reorganizations, consolidations, mergers, sales, transfers and similar transactions and to the stock or securities of any other organizations that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder for shares in connection with any such transaction is in a form other than cash, then the provisions of Section 1.2(b) shall be applied except that each reference to Warrant Stock shall be replaced by the consideration payable in connection with such transaction. If the provisions of Section 1.2(b) cannot be applied to value such consideration, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors.

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In all events, appropriate adjustment, as determined in good faith by the Company’s Board of Directors, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

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Section 2.5 Conversion of Warrant Stock. In case all or any portion of the outstanding shares of the Common Stock are redeemed or converted into other securities or property pursuant to the Company’s Articles of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Registered Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (a) the aggregate Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Termination Date by (b) the number of shares of Warrant Stock for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

Section 2.6 Certificate as to Adjustments. When any adjustment in the Exercise Price or the number or type of shares issuable upon exercise of this Warrant is required to be made pursuant to this Section 2, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth (a) a brief statement of the facts upon which such adjustment is based, (b) the Exercise Price after such adjustment and (c) the kind and amount of stock into which this Warrant shall be exercisable after such adjustment. The Company shall promptly send (by electronic transmission and/or facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Registered Holder.

3.	TRANSFERS

Section 3.1 Unregistered Securities. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, offer for sale, pledge, hypothecate, distribute, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (a) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable state securities law then in effect, (b) an applicable exemption from such registration requirements of the Securities Act and registration or qualification requirements under any applicable state securities law then in effect or (c) the availability of Rule 144 promulgated under the Securities Act for the sale of such securities. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant pursuant to Section 1.4(a) shall bear a legend as follows, unless issued or sold pursuant to an effective registration statement or if, in the reasonable opinion of securities counsel for the Company, such legend is not necessary:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, DISTRIBUTED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.”

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Section 3.2 Transferability.

(a)       This Warrant and all rights and obligations hereunder may be transferred to any person, in whole or in part, on the books of the Company maintained pursuant to Section 3.3 upon surrender of the Warrant with a properly executed Assignment in the form attached hereto as Exhibit B at the principal office of the Company. Upon the proper surrender by the Registered Holder of the Warrant, the Company will issue and deliver to or upon the order of the Registered Holder a new Warrant or Warrants of like tenor as such Registered Holder may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face of the Warrant so surrendered.

(b)       Each holder of this Warrant, by holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof and as the Registered Holder for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is properly made pursuant to the terms of this Warrant and duly registered on the books of the Company maintained pursuant to Section 3.3, the Company may treat the Registered Holder hereof as the owner for all purposes.

Section 3.3 Warrant Register. The Company or its agent will maintain a register containing the names and addresses of the Registered Holder of this Warrant, and will promptly update such register to reflect any transfers in compliance with the terms hereof. Until any transfer of this Warrant is reflected in the warrant register maintained pursuant to this Section 3.3, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Registered Holder as follows:

Section 4.1 Authorization; Enforceability. The Company has full corporate power and authority to execute and deliver this Warrant, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the authorization, issuance and delivery of the Warrant Stock. The execution, delivery and performance by the Company of this Warrant and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 4.2 Valid Issuance of Securities. The Warrant Stock to be issued hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Warrant and applicable state and federal securities laws and liens or encumbrances created by or imposed by the Registered Holder.

Section 4.3 Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the issuance of the Warrant or the Warrant Stock by the Company.

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Section 4.4 No Conflict. The execution and delivery of this Warrant and the performance of the Company’s obligations hereunder, including the issuance of the Warrant Stock, (a) will not result in any violation of the Company’s Articles of Incorporation or Bylaws or (b) be in conflict with or constitute, with or without the passage of time or giving of notice, either or both a material violation or default under any material agreement, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lien, charge or encumbrance upon any assets of the Company or cause an acceleration of any obligation under any such material agreement, instrument, judgment, order, writ, decree or contract.

5.	REPRESENTATIONS AND WARRANTIES OF THE REGISTERED HOLDER

The Registered Holder hereby represents and warrants to the Company as follows:

Section 5.1 Certain Securities Laws Matters. By acceptance of this Warrant, the Registered Holder hereby confirms that this Warrant is acquired for investment only and not with a view to, or for sale in connection with, any distribution; that the Registered Holder has had such opportunity as such Registered Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Registered Holder to evaluate the merits and risks of its investment in the Company; that the Registered Holder is able to bear the economic risk of holding the Warrant and/or the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) for an indefinite period; that the Registered Holder understands that this Warrant and the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) are not and will not be registered under the Securities Act and will be “restricted securities” within the meaning of Rule 144 under the Securities Act; and that the Registered Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

6.	COVENANTS OF THE COMPANY

Section 6.1 Reservation and Listing of Securities. The Company hereby covenants that (a) at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock as may be issuable from time to time upon exercise hereof in full and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock, and (b) it will cause the Warrant Stock to be authorized to be listed on a securities exchange or Nasdaq if the Common Stock is listed on such exchange or Nasdaq.

Section 6.2 No Impairment. The Company will not, by amendment of its Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

Section 6.3 Replacement Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

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7.	NOTICES

Section 7.1 Record Dates. In case:

(a)       the Company shall set a record date for the holders of the Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution (excluding cash dividends paid or payable solely out of retained earnings), or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(b)       of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another organization (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

(c)       of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any is to be fixed, as of which the holders of record of capital stock of the Company (or such other securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined, and the material terms and conditions of the impending transaction. In each such case, the notice shall be provided at least 20 business days prior to the record date or effective date for the event specified in such notice, in each case in accordance with the provisions of Section 7.2.

Section 7.2 Generally. Unless otherwise provided herein, any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or if sent by facsimile, upon written confirmation of receipt of facsimile, or five business days following deposit in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, or as subsequently modified by written notice.

8.	MISCELLANEOUS

Section 8.1 No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Registered Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Registered Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder hereof, shall cause the Registered Holder to be or have any rights of a stockholder of the Company for any purpose.

Section 8.2 Survival of Representations and Warranties. Unless otherwise set forth in this Warrant, the warranties, representations and covenants of the Company and the Registered Holder contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

Section 8.3 Amendment and Modification. This Warrant may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

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Section 8.4 Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any agreement on the part of a party hereto to waive any right or power hereunder shall be valid only if set forth in a written instrument executed and delivered by or on behalf of such party. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

Section 8.5 Assignment; Successors and Assigns. This Warrant and any of the rights, interests or obligations under this Warrant may be assigned, in whole or in part, by operation of law or otherwise, by the Registered Holder. This Warrant will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 8.6 Interpretation. When a reference is made in this Warrant to a Section or Exhibit such reference shall be to a Section or Exhibit of this Warrant unless otherwise indicated. The headings contained in this Warrant or in any Exhibit are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Warrant. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Warrant as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified.

Section 8.7 Governing Law. This Warrant and all disputes or controversies arising out of or relating to this Warrant or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

Section 8.8 Severability. Whenever possible, each provision or portion of any provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 8.9 Counterparts. This Warrant may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date of issuance set forth above.

CAREVIEW COMMUNICATIONS, INC.

Name: Steven G. Johnson
Title: President and Chief Executive Officer

Signature Page to Warrant to Purchase Common Stock of CareView Communications, Inc.

Acknowledged and Agreed:

REGISTERED HOLDER:

________________________________________

Dr. James R. Higgins

EXHIBIT A

NOTICE OF EXERCISE

WARRANT TO PURCHASE COMMON STOCK OF CAREVIEW COMMUNICATIONS, INC.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant of CareView Communications, Inc. dated May 15, 2019 for, and to purchase thereunder, such number of shares of Warrant Stock (or such other securities or property for which this Warrant may then be exercised) indicated below of CareView Communications, Inc. as provided for therein, and (check the applicable box(es)):

□	Tenders herewith payment of the Purchase Price in the form of cash or a certified or official bank check in same-day funds (or has initiated a wire) in the amount of $____________ for _________ shares of Warrant Stock.
□	Elects a Net Issue Exercise pursuant to Section 1.2, and accordingly requests delivery of a net of _________ shares of Warrant Stock, calculated as follows:

X = the number of shares of Warrant Stock to be issued to the Registered Holder.
Y = the number of shares of Warrant Stock purchasable under the portion of the Warrant being exchanged (as adjusted to the date of such calculation).
A = the Fair Market Value of one share of Warrant Stock
B = Purchase Price (as adjusted to the date of such calculation)

Please issue such shares of Warrant Stock in the name of and pay any cash for any fractional share to (please print name, address and taxpayer i.d. number):

Name:

Address:

Tax. I.D.:

Signature:

Note: The above signature must correspond to the name as written upon the face of the Warrant in every particular, without alteration or any change whatsoever. If said number of shares of Warrant Stock shall not be all of the shares of Warrant Stock purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares of Warrant Stock purchasable thereunder.

EXHIBIT B

ASSIGNMENT

WARRANT TO PURCHASE COMMON STOCK OF CAREVIEW COMMUNICATIONS, INC.

For value received, the undersigned hereby sells, assigns and transfers unto __________________________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________________________ attorney, to transfer said Warrant on the books of CareView Communications, Inc. with respect to the number of shares of Warrant Stock set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	# of Shares of Warrant Stock

And if said number of shares of Warrant Stock shall not be all the number of shares of Warrant Stock represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant.

Dated:

Signature:

Note: The signature to the foregoing Assignment must correspond to the name as written upon the face of the Warrant in every particular, without alteration or any change whatsoever.